UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM	8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the SECURITIES EXCHANGE ACT OF 1934
_______________________

Date of Report (Date of earliest event reported):

November 26, 2019

McCormick & Co Inc
(Exact name of registrant as specified in its charter)

Maryland	001-14920	52-0408290
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

24 Schilling Road	Suite 1
Hunt Valley	Maryland	21031
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code:

410	771-7301

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b).

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c).

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	MKC-V	New York Stock Exchange
Common Stock Non-Voting	MKC	New York Stock Exchange

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws.
On November 26, 2019, the Board of Directors of the Registrant approved an amendment to the Registrant’s bylaws to revise the description regarding the timing of the annual meeting of stockholders. This description is qualified in its entirety by reference to the text of the amended and restated by-laws filed as an Exhibit to this Report, which are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

99.1	By-Laws of McCormick & Company, Incorporated, Amended and Restated as of November 26, 2019

McCORMICK & COMPANY, INCORPORATED

Date: November 26, 2019	By:	/s/ Jeffery D. Schwartz
Jeffery D. Schwartz
Vice President, General Counsel & Secretary